SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Reported Events November 23, 1998


                                  ISRAMCO, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Delaware
                             ----------------------
                            (State of Incorporation)


               1770 St. James Place, Houston, Texas 77056     Suite 607
               ---------------------------------------------------------
                    (Address of principal executive offices)

                                  713-621-3882
                       (Telephone number)

              0-12500                                   13-3145265
         ------------------                         ------------------
         Commission File No.                        IRS Employer ID No.

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

     On November 23, 1998 the firm of Hein + Associates LLP, the Company's principal auditors resigned. The Audit Committee of the Board of Directors is presently having discussions with other auditing firms for appointment as the Company's auditors.

     During the year ended December 31, 1997, and the subsequent interim period preceding their resignation, there were no disagreements with Hein + Associates LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hein + Associates LLP would have caused that firm to make reference in connection with its report to the subject matter of the disagreement or any reportable events. However, Hein + Associates LLP advised the Registrant it would be able to accept the appointment to audit Registrant's financial statements for the fiscal year ended December 31, 1998 only if the Registrant hired a corporate controller to reside and work in Houston, Texas, and if Hein + Associates LLP and the Registrant could come to agreement concerning fees for the audit of Registrant. The Registrant declined to hire a corporate controller to reside and work in Houston, Texas.

     Hein + Associates LLP's report on the financial statements for the year ended December 31, 1997 contained no adverse opinion or disclaimer of opinion and was not qualified to uncertainty, audit scope or accounting principles. The Registrant has requested that Hein + Associates LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of a letter to the SEC, dated December 3, 1998, is filed as Exhibit A to this Form 8-K/A.

Item 5.  Other Events
         ------------

     The Company has received a Nasdaq Delisting Notice for its Class A and Class B Warrants on the Nasdaq SmallCap Market. The reason for delisting of the Class A and Class B Warrants stated by Nasdaq Listing Qualifications was the failure of the Company's Warrants to maintain a minimum of two active market makers. To be eligible for continual listing, all securities must maintain a new minimum of two active market makers.

     The Company does not intend to appeal this decision by Nasdaq.

Item 7.  Exhibits
         --------

     Exhibit A - Letter of Hein + Associates LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Isramco, Inc.
                                            (registrant)


  December 4, 1998                          By: /s/  Haim Tsuff
  ----------------                              --------------------------------
    (date)                                           Haim Tsuff
                                                     Chairman of the Board

                                   EXHIBIT A
                                   ---------


Hein + Associates LLP
Certified Public Accountants and Consultants
with offices in Denver, Dallas and Los Angeles
--------------------------------------------------------------------------------
5075 Westheimer, Suite 970
Houston, Texas 77056
Telephone (713) 850-9814
Telecopies (713) 850-0725


December 3, 1998



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We are previously principal accountants for ISRAMCO, Inc. and on March 24, 1998, we reported on the consolidated financial statements of ISRAMCO, Inc. and subsidiaries as of and for the year ended December 31, 1997. On November 23, 1998, we resigned as principal accountants of ISRAMCO, Inc. We have read ISRAMCO, Inc.'s statements included under Item 4 of its Form 8-K/A for December 3, 1998 and we agree with such statements.


Very truly yours,

/s/  Hein + Associates LLP
--------------------------
Hein + Associates LLP
Certified Public Accountants